SECURITIES AND EXCHANGE COMMISSION

                             placeCityWASHINGTON, StateD.C. PostalCode20549

                ----------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report November 6, 2006
                        (Date of earliest event reported)


                           DENTSPLY INTERNATIONAL INC
                 (Exact name of Company as specified in charter)


                       placeStateDelaware          0-16211     39-1434669
              (State of placeStateIncorporation) (Commission   (IRS Employer
                                        File Number)  Identification No.)


            addressStreet221 West Philadelphia Street, CityYork,
                StatePennsylvania PostalCode17405 (Address of principal executive offices) (Zip Code)


                                (717) 845-7511 (Company's telephone number
               including area code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 - Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

   The following information is furnished pursuant to Item 4.02 related to the restatement of the Company's financial statements.

(a) In its press release dated November 1, 2006, Dentsply International Inc. (the "Company") noted that it would be restating certain financial statements based on the recent review of accounting policies related to the classification of certain short term investments as cash equivalents in the Company's consolidated balance sheets and its corresponding presentation in the consolidated statements of cash flows. This review was completed by management, the Audit and Finance Committee of the Board of Directors of the Company (the "Audit Committee"), and the Company's independent registered public accounting firm. On November 1, 2006, the Company's management and Audit Committee concluded that the following previously issued financial statements should no longer be relied upon due to the identification of certain errors: (i) the consolidated balance sheet as of June 30, 2006 and the consolidated statements of cash flows for the six months ended June 30, 2006 and 2005 included in the Company's Form 10-Q for the quarterly period ended June 30, 2006, (ii) the consolidated balance sheet as of March 31, 2006 and the consolidated statements of cash flows for the three months ended March 31, 2006 and 2005 included in the Company's Form 10-Q for the quarterly period ended March 31, 2006, (iii) the consolidated balance sheets as of December 31, 2005 and 2004, the consolidated statements of cash flows for the fiscal years ended December 31, 2005 and 2004, and the related report of the independent registered public accounting firm included in the Company's previously filed annual report on Form 10-K for the fiscal year ended December 31, 2005. These errors had no impact on the Company's total current assets, total assets, total stockholders' equity, net income
(loss), earnings (loss) per share, or cash flows from operating activities.

     The errors underlying the conclusion that the above mentioned financial statements should no longer be relied upon were identified during the third quarter of 2006 as a result of a reassessment by the Company of its classification of time deposits with original maturity dates at the date of purchase in excess of 90 days as cash equivalents. As a result of this reassessment, it has been determined that these time deposits were incorrectly classified as cash equivalents based strictly on the stated maturity date on the acknowledgement of the deposits being in excess of 90 days, despite the fact that the time deposits held by the Company are highly liquid deposits with a liquidity feature that provides the Company with access to the full principal amount of the deposits within generally a one to two day period. It was further determined that these time deposits with original maturity dates at the date of purchase in excess of 90 days should have been classified as short-term investments on the Company's consolidated balance sheet instead of as cash equivalents, and should also have been reflected as investing activities in the Company's consolidated statement of cash flows.

In addition to the restatement of those reports previously identified, the Company also will restate its statement of cash flows for the interim period ended September 30, 2005, previously issued on Form 10-Q, when it files its report on Form 10-Q for the quarterly period ending September 30, 2006.

The impact of the error on the respective financial statements is as follows:


                                December 31, 2004      December 31, 2005           March 31, 2006           June 30, 2006
                              ---------------------  -----------------------   ---------------------   -----------------------

Balance Sheet                 Previously             Previously                Previously              Previously
                               reported    Restated   reported     Restated     reported    Restated     reported    Restated
Cash and cash equivalents      $506,369  $ 403,541   $ 434,525     $ 433,984   $ 412,719    $ 260,595   $ 475,417    $ 282,697
Short-term investments         $      -  $ 102,828         $ -        $ 541         $ -     $ 152,124         $ -    $ 192,720
Total cash, cash equivalents
and short term investments     $506,369  $ 506,369   $ 434,525     $ 434,525   $ 412,719    $ 412,719   $ 475,417    $ 475,417
                               ========= ==========  ==========    =========    =========   =========   ==========  ==========



                                         Twelve Months Endeded    Three Months Ended   Six Months Ended       Nine Months Ended
                                            December 31, 2004      March 30, 2005        June 30, 2005       September 30, 2005
Statements of Cash Flows                   Previously            Previously            Previously             Previously
                                            reported Restated   reported    Restated    reported   Restated    reported  Restated
Cash flows from Investing Activities:
Purchases of short-term investments      $      -  $(142,867) $      -   $ (82,568) $     -     $(112,497) $    -         $(148,187)
Liquidations of short-term investments   $      -  $  48,103  $      -   $  13,689  $     -     $  39,801  $    -         $  64,630
Net cash flows from investing activities $  39,274 $ (55,490) $  (8,186) $ (77,065) $ (12,921)  $ (85,617) $ (24,085) (a) $(107,642)
Effect of exchange rate changes on cash
  and cash equivalents                   $  26,816 $  18,753  $ (17,768) $ (12,086) $ (42,339)  $ (26,888) $ (44,956)     $ (29,604)
Net (decrease) increase in cash and
  cash equivalents                       $ 342,614 $ 239,786  $ (69,667) $(132,864) $ (140,694) $(197,939) $(107,788)     $(175,993)
Cash and cash equivalents at beginning
  of period                              $ 163,755 $ 163,755  $ 506,369  $ 403,541  $  506,369  $ 403,541  $ 506,369      $ 403,541
Cash and cash equivalents at end of
  period                                 $ 506,369 $ 403,541  $ 436,702   $270,677  $  365,675   $205,602  $ 398,581      $ 227,548

(a) - This amount includes the revision of classification of the realization of swap value in the amount of $23,508 for the nine months ended September 30, 2005 on the statement of cash flows from financing activities to investing activities as previously disclosed in the Company's Form 10-K filing.


                                       Twelve month ended       Three Months Ended       Six Months Ended
                                          December 31, 2005           March 31, 2006       June 30, 2006
Statements of Cash Flows                  Previously             Previously            Previously
                                            reported   Restated   reported   Restated   reported   Restated
Cash flows from Investing Activities:
Purchases of short-term investments       $       -   $(148,546) $     -    $ (150,711)  $    -     $ (217,104)
Liquidations of short-term investments    $       -   $ 241,264  $     -    $      540   $      -   $   31,777
Net cash flows from investing activities  $ (42,472)  $  50,246  $ (12,376) $ (162,547)  $ (27,798) $ (213,125)
Effect of exchange rate changes on cash
  and cash equivalents                    $ (49,770)  $ (40,202) $   5,967  $    4,555   $  29,815  $   22,963
Net (decrease) increase in cash and
  cash equivalents                        $ (71,844)  $  30,443  $ (21,806) $ (173,389)  $  40,892  $ (151,287)
Cash and cash equivalents at beginning
  of period                               $ 506,369   $ 403,541  $ 434,525  $  433,984   $ 434,525  $  433,984
Cash and cash equivalents at end of
  period                                  $ 434,525   $ 433,984  $ 412,719  $  260,595   $ 475,417  $  282,697




Additional Information

For additional information, investors or other interested parties should refer to, upon being filed with the SEC, the Company's amended reports on Form 10-Q for the quarterly periods ended March 31 and June 30, 2006, the amended annual report on Form 10-K for the year ended December 31, 2005, and report on Form 10-Q for the quarterly period ending September 30, 2006.

The Company's management and the Audit Committee have discussed the content of this filing with PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DENTSPLY INTERNATIONAL INC
                                                   (Company)


                                          /s/ William R. Jellison
                                              William R. Jellison
                                              Senior Vice President and
                                              Chief Financial Officer

                                              Date: November 7, 2006